UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2024

KLA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-09992	04-2564110
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Technology Drive Milpitas California	95035
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 875-3000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	KLAC	The Nasdaq Stock Market, LLC
Indicate by check The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

KLA Corporation (the "Company," "we," "our" or "KLA") has made the strategic decision to exit the Company’s flat panel display (“FPD”) business that is part of its PCB, Display and Component Inspection reporting segment (the “exit”). The Company expects to complete the exit through end of manufacturing of FPD products by December 31, 2024. The Company will continue to provide services to the installed base for the discontinued product lines. The decision is based on multiple factors, including the cancellation of a significant new technology project by a major customer, and represents the culmination of our decision to investigate alternatives for our FPD business that was disclosed in our letter to shareholders and quarterly report on Form 10-Q for the quarter ended December 31, 2023. The FPD business accounted for 1.4% of the Company’s total revenue in calendar year 2023.

This decision has no effect on revenue expectations for the March 2024 quarter and the Company reaffirms its revenue guidance range of $2.3 billion, plus or minus $125 million. In addition, the Company expects that it will incur between: $60-$70 million in non-cash expenses to write off excess and obsolete inventory related to the discontinued product lines for the quarter ending March 31, 2024; and $50-$70 million for impairment of goodwill and purchased intangible assets. As a result of the decision, the Company is revising its guidance for the following financial metrics for the March quarter:

•	GAAP gross margin is expected to be in a range of 56.6% +/- 1.0%

•	Non-GAAP gross margin is expected to be in a range of 58.7% +/- 1.0%

•	GAAP diluted EPS is expected to be in a range of $4.06 +/- $0.60

•	Non-GAAP diluted EPS is expected to be in a range of $4.83 +/- $0.60

Over the longer term, the Company expects that the exit from the FPD systems market will have an immaterially favorable impact on profitability margins. A reconciliation of the above non-GAAP measures to their respective most directly comparable GAAP measures is as follows:

Reconciliation of GAAP Diluted EPS to Non-GAAP Diluted EPS

		Three Months Ending March 31, 2024
		Revised Guidance		Original Guidance
(In millions, except per share amounts)		Low	High	Low	High
GAAP net income per diluted share		$3.46	$4.66	$4.33	$5.53
Acquisition-related charges	a	0.42	0.42	0.42	0.42
Restructuring, severance and other charges	b	0.06	0.06	0.06	0.06
Impairment of goodwill and purchased intangible assets	a, c	0.44	0.44	—	—
Income tax effect of non-GAAP adjustments	d	(0.15)	(0.15)	(0.15)	(0.15)

Non-GAAP net income per diluted share		$4.23	$5.43	$4.66	$5.86

Shares used in net income per diluted share calculation		135.6	135.6	135.6	135.6

Reconciliation of Original EPS Guidance, as Presented in Earnings Release on January 25, 2024, to Revised EPS Guidance

		Three Months Ending March 31, 2024
		GAAP		Non-GAAP
(In millions, except per share amounts)		Low	High	Low	High
Original net income per diluted share guidance		$4.33	$5.53	$4.66	$5.86
Changes related to:
Write-offs of excess and obsolete inventory *		(0.48)	(0.48)	(0.48)	(0.48)
Impairment of goodwill and purchased intangible assets	c	(0.44)	(0.44)	—	—
Income tax effect of non-GAAP adjustments	d	0.05	0.05	0.05	0.05

Revised net income per diluted share guidance		$3.46	$4.66	$4.23	$5.43

*	Expenses to write off excess and obsolete inventory are excluded from Reconciliation of GAAP Diluted EPS to Non-GAAP Diluted EPS because those charges are included in both GAAP and non-GAAP results.

Reconciliation of GAAP Gross Margin to Non-GAAP Gross Margin

		Three Months Ending March 31, 2024
		Revised Guidance		Original Guidance
		Low	High	Low	High
GAAP gross margin		55.6%	57.6%	58.4%	60.4%
Acquisition-related charges	a	1.9%	1.9%	1.9%	1.9%
Restructuring, severance and other charges	b	0.2%	0.2%	0.2%	0.2%

Non-GAAP gross margin		57.7%	59.7%	60.5%	62.5%

Reconciliation of Original Gross Margin Guidance, as Presented in Earnings Release on January 25, 2024, to Revised Gross Margin Guidance

	Three Months Ending March 31, 2024
	GAAP		Non-GAAP
(In millions, except per share amounts)	Low	High	Low	High
Original gross margin guidance	58.4%	60.4%	60.5%	62.5%
Changes related to:
Write-offs of excess and obsolete inventory *	(2.8)%	(2.8)%	(2.8)%	(2.8)%

Revised gross margin guidance	55.6%	57.6%	57.7%	59.7%

*

Expenses to write off excess and obsolete inventory are excluded from the Reconciliation of GAAP Gross Margin to Non-GAAP Gross Margin above because those charges are included in both GAAP and non-GAAP results.

The non-GAAP and supplemental information provided in this Current Report on Form 8-K is a supplement to, and not a substitute for, KLA’s financial results presented in accordance with United States GAAP.

To supplement our Condensed Consolidated Financial Statements presented in accordance with GAAP, we provide certain non-GAAP financial information, which is adjusted from results based on GAAP to exclude certain gains, costs and expenses, as well as other supplemental information. The non-GAAP and supplemental information is provided to enhance the user’s overall understanding of our operating performance and our prospects in the future. Specifically, we believe that the non-GAAP information, including non-GAAP net income, non-GAAP net income per diluted share and non-GAAP gross margin, provides useful measures to both management and investors regarding financial and business trends relating to our financial performance by excluding certain costs and expenses that we believe are not indicative of our core operating results to help investors compare our operating performances with our results in prior periods as well as with the performance of other companies. The non-GAAP information is among the budgeting and planning tools that management uses for future forecasting. However, because there are no standardized or generally accepted definitions for most non-GAAP financial metrics, definitions of non-GAAP financial metrics are inherently subject to significant discretion (for example, determining which costs and expenses to exclude when calculating such a metric). As a result, non-GAAP financial metrics may be defined very differently from company to company, or even from period to period within the same company, which can potentially limit the usefulness of such information to an investor. The presentation of non-GAAP and supplemental information is not meant to be considered in isolation or as a substitute for results prepared and presented in accordance with United States GAAP.

The following are descriptions of the adjustments made to reconcile GAAP net income per diluted share to non-GAAP net income per diluted share and GAAP gross margin to non-GAAP gross margin:

a.

Acquisition-related charges primarily include amortization of intangible assets, transaction costs associated with our acquisitions and dispositions, as well as intangible asset impairment charges. Although we exclude the effect of amortization of all acquired intangible assets from these non-GAAP financial measures, management believes that it is important for investors to understand that such intangible assets were recorded as part of purchase price accounting arising from acquisitions, and such amortization of intangible assets related to past acquisitions will recur in future periods until such intangible assets have been fully amortized. Investors should note that the use of these intangible assets contributed to our revenues earned during the periods presented and are expected to contribute to our future period revenues as well.

b.

Restructuring, severance and other charges primarily include costs associated with employee severance, gains and losses from exiting non-core businesses and adjustments related to non-controlling interest.

c.

Impairment of goodwill and purchased intangible assets includes non-cash expense recognized as a result of the exit. Management believes that it is appropriate to exclude these impairment charges as they are not indicative of ongoing operating results and therefore limit comparability. Management also believes excluding this item helps investors compare our operating performance with our results in prior periods as well as with the performance of other companies.

d.	Income tax effect of non-GAAP adjustments includes the income tax effects of the excluded items noted above.

Special Note Regarding Forward-Looking Statements:

Statements in this Current Report on Form 8-K other than historical facts, such as statements pertaining to the effect of the exit on future profitability margins, the timing of the exit and the expenses related thereto, GAAP gross margin, non-GAAP gross margin, GAAP diluted EPS, and non-GAAP diluted EPS for the quarter ending March 31, 2024, are forward-looking statements and are subject to the Safe Harbor provisions created by the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current information and expectations and involve a number of risks and uncertainties. Actual results may differ materially from those projected in such statements due to various factors, including but not limited to: our ability to complete the exit on a timely basis or at all; our vulnerability to a weakening in the condition of the financial markets and the global economy; risks related to our international operations; evolving Bureau of Industry and Security of the U.S. Department of Commerce rules and regulations and their impact on our ability to sell products to and provide services to certain customers in China; costly intellectual property disputes that could result in our inability to sell or use the challenged technology; risks related to the legal, regulatory and tax environments in which we conduct our business; increasing attention to ESG matters and the resulting costs, risks and impact on our business; unexpected delays, difficulties and expenses in executing against our environmental, climate, diversity and inclusion or other ESG target, goals and commitments; our ability to attract, retain and motivate key personnel; our vulnerability to disruptions and delays at our third party service providers; cybersecurity threats, cyber incidents affecting our and our business partners’ systems and networks; our inability to access critical information in a timely manner due to system failures; our ability to identify suitable acquisition targets and successfully integrate and manage acquired businesses; climate change, earthquake, flood or other natural catastrophic events, public health crises such as the COVID-19 pandemic or terrorism and the adverse impact on our business operations; the war between Ukraine and Russia, and the war between Israel and Hamas, and the significant military activity in that region; lack of insurance for losses and interruptions caused by terrorists and acts of war, and our self-insurance of certain risks including earthquake risk; risks related to fluctuations in foreign currency exchange rates; risks related to fluctuations in interest rates and the market values of our portfolio investments; risks related to tax and regulatory compliance audits; any change in taxation rules or practices and our effective tax rate; compliance costs with federal securities laws, rules, regulations, NASDAQ requirements, and evolving accounting standards and practices; ongoing changes in the technology industry, and the semiconductor industry in particular, including future growth rates, pricing trends in end-markets, or changes in customer capital spending patterns; our vulnerability to a highly concentrated customer base; the cyclicality of the industries in which we operate; our ability to timely develop new technologies and products that successfully address changes in the industry; our ability to maintain our technology advantage and protect proprietary rights; our ability to compete in the industry; availability and cost of the materials and parts used in the production of our products; our ability to operate our business in accordance with our business plan; risks related to our debt and leveraged capital structure; we may not be able to declare cash dividends at all or in any particular amount; liability to our customers under indemnification provisions if our products fail to operate properly or contain defects or our customers are sued by third parties due to our products; our government funding for R&D is subject to audit, and potential termination or penalties; we may incur significant restructuring charges or other asset impairment charges or inventory write offs; and risks related to receivables factoring arrangements and compliance risk of certain settlement agreements with the government. For other factors that may cause actual results to differ materially from those projected and anticipated in forward-looking statements in this Current Report on Form 8-K, please refer to KLA’s Annual Report on Form 10-K for the year ended June 30, 2023, and subsequent filings with the Securities and Exchange Commission (including, but not limited to, the risk factors described therein). KLA assumes no obligation to, and does not currently intend to, update these forward-looking statements.

The information contained in Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KLA CORPORATION

Date: March 18, 2024	By:	/s/ Bren D. Higgins
	Name:	Bren D. Higgins
	Title:	Executive Vice President and Chief Financial Officer